                           SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                   of 1934

Check the appropriate box:

[_]  Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                    EMERGENT INFORMATION TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant


Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11


     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------


     (5) Total fee paid:

     --------------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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

                    EMERGENT INFORMATION TECHNOLOGIES, INC.
                     (formerly known as SM&A Corporation)
                      4695 MacArthur Court, Eighth Floor
                        Newport Beach, California 92660
                              ___________________

                      NOTICE OF ACTION TAKEN PURSUANT TO
                      THE WRITTEN CONSENT OF SHAREHOLDERS
                              __________________

     NOTICE IS HEREBY GIVEN to the holders of common stock of Emergent Information Technologies, Inc., a California corporation formerly known as SM&A Corporation (hereinafter the "Company"), that the Board of Directors of the Company and the holders of a majority of the outstanding shares of Common Stock of the Company have approved the adoption of an Amended and Restated Stock Purchase Plan which, among other things, increases the number of shares of common stock available for issuance under the Plan to 750,000 shares.

     The Board of Directors has fixed the close of business on September 18, 2000 as the record date for the determination of shareholders entitled to notice of the approval and adoption of the Amended and Restated Employee Stock Purchase Plan. Your attention is directed to the attached Information Statement, which is being sent to you for informational purposes only. We are not asking for your proxy or vote on any of the matters described in the Information Statement.

     We encourage you to read the Information Statement carefully.

                                  By Order of the Board of Directors,


                                  /s/ Steven S. Myers

                                  Steven S. Myers,
                                  Chief Executive Officer

Newport Beach, California
October 3, 2000

                    EMERGENT INFORMATION TECHNOLOGIES, INC.
                     (formerly known as SM&A Corporation)
                      4695 MacArthur Court, Eighth Floor
                        Newport Beach, California 92660
                              __________________


                             INFORMATION STATEMENT
                               _________________


                                 INTRODUCTION

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

     This Information Statement is furnished to the shareholders of Emergent Information Technologies, Inc., a California corporation formerly known as SM&A Corporation (the "Company"), in connection with the approval by the Board of Directors of the Company on August 2, 2000 of an Amended and Restated Employee Stock Purchase Plan (the "Amended Plan") which, among other things, permits the purchase of fractional shares and increases the number of shares of common stock available for issuance under the Plan to 750,000 shares. As of September 18, 2000, the Company had 16,417,292 shares of Common Stock outstanding. The holders of an aggregate of approximately fifty-three percent (53%) of the Company's issued and outstanding Common Stock adopted the Amended Plan by written consent as of September 19, 2000. All corporate approvals in connection with the adoption of the Amended Plan have been obtained, and this Information Statement is furnished solely for the purpose of informing shareholders of this corporate action, in the manner required by the Securities Exchange Act of 1934, as amended ("1934 Act").

     Pursuant to the regulations promulgated under the 1934 Act, the approval and adoption of the Amended Plan will not become effective until at least twenty
(20) days after the Company has mailed this Information Statement to the Company's shareholders.

     Holders of record of the Company's common stock at the close of business on September 18, 2000 (the "Record Date") are entitled to receive this Information Statement. Each share of Common Stock issued and outstanding on the Record Date represents one vote for purposes of determining whether a majority of the issued and outstanding shares have approved and adopted the foregoing actions. There are no dissenter's rights with respect to the foregoing actions.

     The Company will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement. It is anticipated that this Information Statement will be sent to the shareholders of the Company on or about October 9, 2000.

                       ADOPTION OF AMENDED AND RESTATED
                         EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors originally approved an Employee Stock Purchase Plan (the "Plan") on January 22, 1999, authorizing the issuance of up to 250,000 shares of the Company's Common Stock pursuant to the Plan. The shareholders of the Company approved the Plan at the Annual Meeting of Shareholders held on May 18, 1999. On August 2, 2000, the Board of Directors of the Company approved, subject to shareholder approval, the Amended Plan which, among other things, permits the purchase of fractional shares and increases the number of shares of the Company's Common Stock that may be issued under the plan to 750,000. The Amended Plan was approved by the holders of an aggregate of approximately fifty-three percent (53%) of the Company's Common Stock by written consent as of September 19, 2000. In accordance with the 1934 Act, the Amended Plan will not become effective until at least twenty (20) days after this Information Statement is mailed to the Company's shareholders.

     As of September 18, 2000, 174 shares remained available for purchase under the Plan. Unless additional shares are approved for issuance under the Amended Plan, it is possible that there will not be sufficient approved shares available for the scheduled purchase by Plan participants on December 31, 2000.

     The Plan was adopted by the Board of Directors to provide a means by which employees of the Company and its subsidiaries will be given an opportunity to purchase stock in the Company at a discount from the market price, to attract and retain employees, and to increase employee morale.

     The Plan permits participants to purchase shares of the Company's Common Stock directly from the Company by authorizing payroll withholdings over a predetermined period (each, an "Offering Period"), and purchase such shares at the end of each Offering Period with the payroll amounts withheld. Such purchase rights are granted solely to eligible employees of the Company and its subsidiaries. The Amended Plan is intended to be an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

     The following is a general summary of the Amended Plan, which is qualified in its entirety by reference to the full text of the Amended Plan, attached to this Information Statement as Exhibit A.

Administration

     The Amended Plan is administered by the Board of Directors, or a committee thereof, which has the final power to construe and interpret the Amended Plan and the rights granted under it. The Board of Directors has the power, subject to the provisions of the Amended Plan, to interpret and apply the Amended Plan and to establish rules and procedures for the administration of its responsibilities under the Amended Plan.

Shares Subject to the Amended Plan

     The maximum number of shares of Common Stock available for sale under the Amended Plan is 750,000, subject to proportional adjustment to reflect stock splits, stock dividends, mergers, consolidations, and similar events. The shares to be sold to the Participants (as defined herein) will be issued by the Company. In the event that insufficient shares of Common Stock are available under the Amended Plan for a full allocation of shares to all Participants on a Purchase Date (as defined herein), the

Company will make a pro rata allocation of the shares remaining available for issuance, and return to each Participant any unused payroll deductions

Eligibility

     Any person currently employed by the Company or its subsidiaries, any portion of whose income is subject to withholding of income tax or for whom Social Security retirement contributions are made by the Company or its subsidiaries (an "Employee") may participate in the Amended Plan.

     Notwithstanding the foregoing, no Employee is eligible for the grant of any rights under the Amended Plan if, immediately after such grant, such Employee would own, directly or indirectly, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its subsidiaries (including any stock which such Employee may purchase under all outstanding rights and options). In addition, no Employee may be granted rights that would permit such Employee to buy more than $21,250 worth of Common Stock (determined at the fair market value of the Common Stock on the first day of an Offering Period) under all employee stock purchase plans of the Company in any calendar year, and no Employee may purchase more than 5,000 shares of Common Stock on each Purchase Date under the Amended Plan.

     As of September 18, 2000, approximately 630 of the Company's employees were eligible to participate in the Amended Plan.

Participation In The Amended Plan

     An Employee who has satisfied the eligibility requirements may participate in the Amended Plan (a "Participant") by delivering an election notice form to the Company, authorizing payroll deductions and designating the amount of payroll deductions to be made from the Participant's paycheck. The amount of payroll deductions must be in whole percentages, not to exceed fifteen percent (15%). Payroll deductions will begin on the first day of each Offering Period (January 1 and July 1) (an "Enrollment Date") following the filing of an election notice form with the Company.

     The Company will establish and maintain a separate account for each Participant (the "Account"), and all payroll deductions made for a Participant will be credited to such Participant's Account and deposited with the general funds of the Company. No interest will be paid or allowed on amounts credited to a Participant's Account, and a Participant may not make any additional payments to such account.

     On the last day of each Offering Period (June 30 and December 31) (a "Purchase Date"), each Participant will have the right to purchase from the Company, at the purchase price discussed below, that number of shares of Common Stock (including fractional shares) that can be purchased or issued by the Company with the amounts held in such Participant's Account.

Purchase of Shares Under the Amended Plan

     A Participant who does not, prior to a Purchase Date, notify the Company that such Participant does not want to purchase any shares of Common Stock pursuant to the Amended Plan or that such Participant wants to purchase fewer than the maximum number of shares available for purchase, will be deemed to elect to purchase the maximum number of shares of Common Stock (including fractional shares) purchasable with the amounts held in such Participant's Account. Any amounts in an Account not used on a Purchase Date will remain in such Account and be eligible to purchase Common Stock on a subsequent Purchase Date.

Purchase Price

     The purchase price for the Common Stock purchased pursuant to the Amended Plan (the "Purchase Price") shall be the lesser of (i) 85% of the Fair Market Value of the Common Stock on the Enrollment Date, or (ii) 85% of the Fair Market Value of the Common Stock on the Purchase Date.

     The "Fair Market Value" means the value of the Common Stock determined as follows:

     (a) If the Common Stock is listed or admitted to trading on The Nasdaq National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price for such stock on the date of valuation on The Nasdaq National Market or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on The Nasdaq National Market or such exchange on the next preceding day on which a sale occurred.

     (b) If the Common Stock is not then listed or admitted to trading on The Nasdaq National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

     (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding.

     As of September 18, 2000, the closing price of the Company's Common Stock on The Nasdaq National Market was $2.125 per share.

Delivery of Stock

     Shares of the Company's Common Stock acquired under the Amended Plan are issued directly to a contract administrator ("Administrator") engaged by the Company to administer the Amended Plan, and are held in the name of the Administrator for the benefit of the Amended Plan. Only whole shares of the Company's Common Stock are issuable to a Participant upon a share withdrawal. A payment will be made to the Participant for any fractional shares of the Company's Common Stock owned by the Participant. The payment is computed using the Fair Market Value of a share of the Company's Common Stock on the date the withdrawal is processed by the Company. For shares of the Company's Common Stock sold by a Participant from his or her account maintained by the Administrator, the Participant will receive credit for all whole and fractional shares at the actual price for which the shares were sold.

Withdrawal

     A Participant may withdraw the amounts held in such Participant's Account at any time prior to the Purchase Date of an Offering Period by delivering a written notice of withdrawal to the Company. The entire balance of the Account will be paid to the Participant, and the Participant will cease to participate in the Plan for the remainder of the Offering Period in which the withdrawal notice was given. An Employee who has withdrawn at least thirty (30) days prior to the Purchase Date of an Offering Period shall be excluded from participation in the Amended Plan for the remainder of the Offering Period, but may then be reinstated as a Participant for a subsequent Offering Period by executing and delivering a new election notice form to the Company. An Employee who has withdrawn less than thirty (30) days prior to the Purchase Date of an Offering Period shall be excluded from participation in the Amended Plan for the remainder of the Offering Period and for one (1) subsequent Offering Period, but may thereafter be reinstated as a Participant for a subsequent Offering Period by executing and delivering a new election notice form to the Company.

Expiration of Rights

     A Participant's participation in the Amended Plan terminates upon termination of such Participant's employment with the Company or its subsidiaries for any reason. Upon such termination, the entire balance of such Participant's Account will be paid to the Participant or his or her beneficiary, without interest.

     A Participant may designate a beneficiary who is to receive any shares of Common Stock purchased under the Amended Plan or any cash from the Participant's Account in the event of such Participant's death. If no beneficiary is designated, any cash or shares will be delivered to the executor or administrator of the Participant's estate.

Corporate Change

     Upon a merger or consolidation in which the Company is not the surviving entity, or the sale of substantially all of the assets of the Company or a reverse merger in which the Company is the surviving entity (a "Corporate Change"), either (i) the surviving corporation shall assume the rights previously granted pursuant to the Amended Plan or substitute new rights covering the shares of the successor corporation, with appropriate adjustments to the number and kind of shares and prices, or (ii) the Amended Plan and rights previously granted pursuant to the Amended Plan will continue in full force. If a surviving corporation refuses to assume or continue the Amended Plan, or to substitute similar options, then any rights outstanding will be exercised automatically as if the effective date of the Corporate Change were a Purchase Date, unless a Participant withdraws from the Amended Plan prior to such effective date.

Amendments and Termination

     The Company may amend, modify or terminate the Amended Plan at any time. Unless terminated earlier pursuant to the terms of the Amended Plan, the Amended Plan will terminate on December 31, 2008. Upon termination of the Amended Plan, all benefits will become payable immediately.

     The Company may make the following amendments to the Amended Plan, provided that the Company obtain the prior approval of the Company's shareholders:

     (a) Amendments that increase the number of shares of Common Stock that may be issued under the Amended Plan;

     (b) Amendments that materially modify the eligibility requirements for participation in the Amended Plan; and

     (c) Amendments that increase the benefits that accrue to Participants under the Plan.

Restrictions on Transfer

     Rights granted under the Amended Plan are not transferable other than by will or the laws of descent and distribution, and during an Employee's lifetime, may be exercised only by the Employee to whom such rights are granted.

Federal Income Tax Information

     The Amended Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under the Code, no income will be taxable to a Participant at the time the shares of Common Stock are purchased from the Company pursuant to the Amended Plan, and no income will be taxable to a Participant until disposition of the shares acquired. The method of taxation upon disposition will depend upon the holding period of the purchased shares.

     If the Common Stock is disposed of at least two (2) years after the Enrollment Date and at least one (1) year after the Purchase Date, or in the event of a Participant's death while owning such shares, then the lesser of (a) the fifteen percent (15%) excess of the Fair Market Value of the Common Stock at the time the option was granted over the Purchase Price, or (b) the excess of the Fair Market Value of the Common Stock at the time of the disposition over the Purchase Price, will be treated as ordinary income. Any further gain or any loss will be taxed as capital gain or loss.

     If the Common Stock is disposed of before the expiration of either of the holding periods described above (a "Disqualifying Disposition"), then the entire excess of the Fair Market Value of the stock on the Purchase Date over the Purchase Price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the Common Stock is disposed of for less than the Fair Market Value on the Purchase Date, the same amount of ordinary income is attributed to the Participant, and a capital loss is recognized equal to the difference between the sale price and the Fair Market Value of the stock on the Purchase Date.

     There are no federal income tax consequences to the Company by reason of the grant or purchase of rights under the Amended Plan. The Company will be entitled to a deduction, however, to the extent that a Participant recognizes ordinary income on a Disqualifying Disposition of the shares.

New Plan Benefits

     Participation in the Amended Plan is voluntary and is dependent upon each eligible Employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Amended Plan are not determinable.

Required Vote of Shareholders

     The written consent of a majority of the shares of Common Stock was required to approve the Amended Plan. The required vote was obtained by the Company on September 19, 2000.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of September 18, 2000, regarding the beneficial ownership of the Company's Common Stock by: (i) all persons known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director and Named Executive Officer (as hereinafter defined) of the Company, and (iii) all directors and current executive officers as a group.


                                                               Amount and Nature of           Percent of
       Name and Address of Beneficial Owner(1)               Beneficial Ownership(2)         Common Stock
       ------------------------------------                  --------------------            ------------
Steve S. Myers and Paula K. Myers
  Trustees of the Steven Myers and Paul Mathis
  Revocable Trust, dated June 24, 1992(3).................         7,212,151                   43.93%
Michael A. Piraino(3).....................................                 0                    *
Thomas F. Heinsheimer
  Trustee of the Heinsheimer Living Trust
  dated July 17, 1968(3)..................................           215,837                    1.31%
Ajaykumar K. Patel and Elizabeth Ann Stillman(3)(4).......            84,885                    *
Thomas J. Amrhein(3)......................................            73,154                    *
Ronald S. Oxley(3)........................................                 0                    *
Robert E. Casner(3).......................................            24,500                    *
Gary L. Markle(3).........................................                 0                    *
J. Christopher Lewis(5)...................................           286,892                    1.75%
Vincent C. Smith(3).......................................           600,000                    3.65%
Joseph B. Fuller(3).......................................                 0                    *
Luther J. Nussbaum(3).....................................                 0                    *
Albert S. Nagy(3).........................................               300                    *
Richard J. Riordan (5)....................................         1,283,892                    7.82%
All current directors and current executive
  officers as a group (13) persons).......................         8,271,039                   50.08%

___________________________

*   Less than 1%

(1) Mr. Myers is the Chief Executive Officer, President, and Chairman of the Board of the Company; Mr. Piraino was the Chief Executive Officer, President, Acting Chief Financial Officer, Secretary and a Director of the Company until August 30, 2000; Dr. Heinsheimer was the Senior Vice President and Chief Technology Officer of the Company until May 3, 2000; Mr. Patel is the Executive Vice President and Chief Operating Officer of the Company; Messrs. Amrhein, Oxley and Casner are Group Presidents and General Managers of the Company; Mr. Markle was a Group President and General Manager of the Company from November 1999 to April 2000; Messrs. Lewis, Smith, Fuller, Nussbaum and Nagy are Directors of the Company.

(2) Includes shares of Common Stock subject to stock options which were exercisable as of September 18, 2000 or are exercisable within 60 days after September 18, 2000, and are, respectively, as follows: Dr. Heinsheimer, 35,950 shares; Mr. Patel, 32,750 shares; Mr. Amrhein, 24,250 shares; Mr. Casner, 24,500 shares; Mr. Lewis, 10,500 shares; and all current directors and current executive officers as a group, 97,250 shares.

(3) Address is c/o Emergent Information Technologies, Inc., 4695 MacArthur Court, Eighth Floor, Newport Beach, California 92660.

(4) Includes 700 shares of the Company's Common Stock in the name of Catherine Patel, Mr. Patel's daughter.

(5) Address is c/o Riordan, Lewis & Haden, 300 S. Grand Avenue, 29th Floor, Los Angeles, California 90071.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table sets forth information concerning compensation paid to the Company's Chief Executive Officer and each of the five other significant employees and highest paid executive officers of the Company who received an annual salary and bonus of more than $100,000 for services rendered to the Company during the fiscal year ended December 31, 1999 (the "Named Executive Officers").

                                                                                           Long-Term
                                                                                          Compensation
                                                                                             Awards
                                                                    Annual                 Securities
                                                               Compensation(2)             Underlying
                                                               ---------------
                                                  Year          Salary          Bonus          Stock           All Other
       Name and Principal Position (1)            ----           ($)             ($)        Options (#)       Compensation
       ---------------------------                               ---          -------       -----------       ------------
Steven S. Myers..............................     1999         550,000(3)                      60,000(4)            --
 Chief Executive Officer                          1998         707,675(5)                     100,000(6)            --

Michael A. Piraino...........................     1999         300,000(7)     100,000          60,000(8)            --
 President, Chief Operating Officer, Acting       1998              --             --         300,000(9)            --
 Chief Financial Officer, Secretary

Thomas F. Heinsheimer........................     1999         375,148(10)         --          54,800           17,158(11)
 Senior Vice President and Chief Technology       1998         268,340         80,000          32,000           23,294
 Officer

Ajaykumar K. Patel...........................     1999         215,402         93,332          79,000               --
 President and General Manager,                   1998         200,000         46,381          26,000               --
 Proposal Management Group

Thomas J. Amrhein............................     1999         200,000         62,000          57,000            6,100(12)
 President and General Manager,                   1998         269,188         72,203          20,000           24,574(13)
 Systems Solutions Group

Gary L. Markle...............................     1999          82,819             --          29,000               --
 President and General Manager,                   1998              --             --              --               --
 Information Technology Solutions Group

________________________

(1) The principal positions listed are the positions held by the executive officers during the fiscal year ended December 31, 1999. As of September 18, 2000, the Named Executive Officers' principal positions are as follows: Mr. Myers--Chief Executive Officer, President, and Chairman of the Board; Mr. Patel--Executive Vice President and Chief Operating Officer; and Mr. Amrhein--Group President and General Manager. Mr. Piraino's employment with the Company terminated as of August 30, 2000. Dr. Heinsheimer resigned as Senior Vice President and Chief Technology Officer as of May 3, 2000, and Mr. Markle resigned as President and General Manager of the Information Technology Solutions Group of the Company in April 2000.

(2) Excludes perquisites and other personal benefits that, in the aggregate, do not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.

 (3) This amount reflects $550,000 in salary actually paid to Mr. Myers for 1999. The Company entered into an Employment Agreement with Mr. Myers for a period of three years commencing February 2000, providing for an annual salary of $600,000, and providing that Mr. Myers is eligible to receive an annual bonus not to exceed $400,000, as determined by the Company's Board of Directors with the recommendation of the Compensation Committee.

 (4) In July 1999, Mr. Myers was granted 60,000 stock options in his capacity as a Director and Chief Executive Officer of the Company pursuant to the Company's Amended 1997 Stock Option Plan. Mr. Myers relinquished all of these options in October 1999.

 (5) This amount reflects $707,675 in salary actually paid to Mr. Myers for 1998.

 (6) In December 1998, Mr. Myers was granted 100,000 stock options in his capacity as a Director and Chief Executive Officer of the Company pursuant to the Company's 1997 Stock Option Plan. Mr. Myers relinquished all of these options in October 1999.

 (7) This amount represents $300,000 in salary actually paid to Mr. Piraino. The $100,000 bonus was a contractually guaranteed minimum payment for 1999. The Company entered into a new Employment Agreement with Mr. Piraino for a period of three years commencing February 2000, providing for an annual salary of $400,000, and providing that Mr. Piraino is eligible to receive a bonus not to exceed $300,000, as determined by the Company's Board of Directors with the recommendation of the Compensation Committee. Mr. Piraino's employment with the Company terminated effective August 30, 2000.

 (8) In July 1999, Mr. Piraino was granted 60,000 stock options in his capacity as a Director, President and Chief Operating Officer of the Company. Mr. Piraino relinquished all of these options in October 1999.

 (9) In December 1998, Mr. Piraino was granted 300,000 stock options. Mr. Piraino relinquished all of these options in October 1999.

(10) This amount represents hourly compensation paid to Dr. Heinsheimer.

(11) This amount represents commissions paid to Dr. Heinsheimer

(12) This amount represents premiums paid by the Company in connection with Mr. Amrhein's life insurance policy and premiums paid by the Company under the Company's health insurance plan.

(13) This amount represents $15,227 in commissions paid to Mr. Amrhein; $5,686 in relocation expenses; premiums paid by the Company in connection with Mr. Amrhein's life insurance policy; and premiums paid by the Company under the Company's health insurance plan.

Options Granted in Last Fiscal Year

     The following table provides certain information concerning stock options granted to the Named Executive Officers during the fiscal year ended December 31, 1999. This information includes hypothetical potential gains from stock options granted in the 1999 fiscal year. These hypothetical gains are based solely on assumed annual growth rates of 5% and 10% in the value of the Company's Common Stock price over the five-year life of the stock options granted in 1999. These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects.


                                                                                                            Potential Realizable
                                         Number of          Percent of                                        Value At Assumed
                                         Shares of         Total Options                                    Annual Rates of Stock
                                        Common Stock        Granted to       Exercise or                     Price Appreciation
                                         Underlying      Employees During     Base Price     Expiration       for Option Term(2)
           Name                       Options Granted       Fiscal Year      Per Share(1)       Date          5% ($)     10% ($)
                                      ---------------    ----------------    -----------     ----------     -------     -------
Steven S. Myers...................       60,000(3)              3.73%          $ 7.940         7/20/04        -- (3)      -- (3)
Michael A. Piraino................       60,000(3)              3.73%            7.940         7/20/04        -- (3)      -- (3)
Thomas F. Heinsheimer.............       10,000(4)              0.62%           16.750         1/21/04       47,462     108,089
                                         20,000(5)              1.24%            7.940         7/20/04       44,997     102,475
                                         24,800(5)              1.54%            5.188        10/25/04       36,457      83,025
Ajaykumar K. Patel................       49,000(5)              3.04%            7.940         7/20/04      110,243     251,063
                                         30,000(5)              1.86%            5.188        10/25/04       44,101     100,435
Thomas J. Amrhein.................       10,000(5)              0.62%           16.750         1/21/04       47,462     108,089
                                         25,000(5)              1.55%            7.940         7/20/04       56,246     128,093
                                         22,000(5)              1.37%            5.188        10/25/04       32,341      73,652
Gary L. Markle....................       10,000(5)              0.62%            9.875         3/30/04       27,981      63,724
                                          4,000(5)              0.25%            5.188        10/25/04        5,880      13,391
                                         15,000(5)              0.93%            5.125        11/01/04       21,783      49,608

_____________________________________

(1) The options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant. The exercise price may be paid by delivery of cash or already owned shares, subject to certain conditions. As of September 18, 2000, the last sale price of the Company's Common Stock as quoted on The Nasdaq Stock Market was $2.125.

(2) Pursuant to applicable regulations, these amounts represent certain assumed rates of appreciation only. Actual gain, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

(3)  These stock options were relinquished in October 1999.

(4) These stock options vest in eight equal quarterly installments commencing April 21, 1999, and expire five years from the date of grant.

(5) These stock options vest in four equal annual installments commencing one year from the date of grant, and expire five years from the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

     The following table provides certain information regarding stock options exercised by the Named Executive Officers during the fiscal year ended December 31, 1999, as well as the number of exercisable and unexercisable in-the-money stock options and their values at fiscal year-end. An option is in-the-money if the fair market value for the underlying securities exceeds the exercise price of the option.


                                                                       Number of Unexercised           Value of Unexercised
                                         Shares                              Options at              In-the-Money Options at
                                        Acquired         Value           December 31, 1999             December 31, 1999(1)
               Name                    on Exercise      Realized     Exercisable/Unexercisable      Exercisable/Unexercisable
               ----                    ------------    ----------    --------------------------    ----------------------------
Steven S. Myers....................         --             --                    --/-- (2)                     --/-- (2)
Michael A. Piraino.................         --             --                    --/-- (2)                     --/-- (2)
Thomas F. Heinsheimer..............         --             --               11,750/75,050                    --/$23,362
Ajaykumar K. Patel.................         --             --               10,500/94,500                    --/$28,260
Thomas J. Amrhein..................         --             --                5,000/72,000                    --/$20,724
Gary L. Markle.....................         --             --                2,500/51,500                    --/$26,843

__________________________

(1) Calculated on the basis of $6.13, the closing price of the Company's Common Stock on December 31, 1999, minus the exercise price of the option, multiplied by the number of shares subject to the option.

(2) Mr. Myers and Mr. Piraino relinquished all of their outstanding stock options in October 1999.

Director Compensation

    The Company may periodically award options to its Directors under its Amended 1997 Stock Option Plan. Options granted to non-employee Directors of the Company under the Plan have a term not to exceed four years and an exercise price in an amount determined by the Board of Directors or a committee thereof administering the Plan. As of September 18, 2000, options to purchase an aggregate of 999,500 shares of the Company's Common Stock had been issued under the Plan to the Company's current Directors and executive officers (of which 160,000 have been relinquished), at exercise prices ranging from $2.50 to $16.750 per share.

    During the fiscal year ended December 31, 1999, the Company did not issue any options to purchase shares of its Common Stock to its non-employee Directors.

    The Company's Amended and Restated Articles of Incorporation and the Bylaws provide for indemnification of the Company's directors and executive officers to the extent permissible under California law. The Company generally enters into agreements to indemnify its directors and executive officers in addition to the indemnification provided for in the Articles of Incorporation and Bylaws. Among other things, these agreements provide that the Company will indemnify, subject to certain requirements, the Company's directors and executive officers for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding, including any action by or in the right of the Company, on account of services by such person as a director or executive officer of the Company, or as a director or officer of any other company or enterprise to which the person provides services at the request of the Company.

Employment Agreements and Termination of Employment Arrangements

    In November 1997, the Company entered into an Employment Agreement with Steven S. Myers, then President, Chief Executive Officer and Chairman of the Board of the Company. This Employment Agreement provided for a two year term, participation in the Company's Executive Bonus Plan, and a severance benefit payment equal to twice the annual salary upon a termination of the employee by the Company without "cause" as defined therein. The annual salary of Mr. Myers under this Employment Agreement was $900,000.

    The Company entered into a new Employment Agreement with Mr. Myers effective February 2000. This Employment Agreement provides for a three-year term and a base salary equal to $600,000. In addition, Mr. Myers is eligible to receive an incentive bonus of up to $400,000, as determined by the Board of Directors with the recommendation of the Compensation Committee. The Employment Agreement also provides that, upon the Company's termination of the employee without "cause", as defined therein, the Company will continue to pay the employee his base salary and certain benefits until the earlier to occur of (i) the last day of the term of the agreement, (ii) the expiration of twelve (12) months after the effective date of termination, (iii) the date upon which the employee becomes employed on a full-time basis, or (iv) the date on which the employee violates certain non-competition and non-disclosure provisions of the agreement.

    Michael A. Piraino was elected President and Chief Operating Officer of the Company effective February 1999. The Company entered into a three-year Employment Agreement with Mr. Piraino. which provided for an annual salary of $300,000 and eligibility to receive a bonus, as determined by the Compensation Committee, not to exceed $300,000. In addition, the Employment Agreement provided for a severance benefit payment equal to the annual salary upon a termination of the employee by the Company without "cause" as defined therein.

    The Company entered into a new Employment Agreement with Mr. Piraino effective February 2000. This Employment Agreement provided for a three-year term, a base salary equal to $400,000, and eligibility to receive an incentive bonus of up to $300,000, as determined by the Board of Directors with the recommendation of the Compensation Committee. Mr. Piraino's employment with the Company terminated effective August 30, 2000. Pursuant to the terms of his Employment Agreement, the Company will continue to pay Mr. Piraino his base salary and certain benefits until the earlier of (i) the last day of the term of the Employment Agreement, (ii) the expiration of twelve (12) months after the effective date of his termination of employment with the Company, (iii) the date upon which Mr. Piraino becomes employed on a full-time basis, or (iv) the date on which Mr. Piraino violates certain non-competition and non-disclosure provisions of the Employment Agreement. In addition, Mr. Piraino is entitled to receive a pro-rated incentive bonus, as determined by the Board of Directors.

    In May 2000, the Company entered into an Employment with Ajaykumar K. Patel, pursuant to which Mr. Patel was employed as an Executive Vice President and Chief Operating Officer of the Company. The term of the Employment Agreement commenced on May 1, 2000 and terminates on January 31, 2003, and the Employment Agreement provides for a base salary of $270,000 and eligibility to receive an incentive bonus of up to $230,000, as determined by the Board of Directors with the recommendation of the Compensation Committee. The Employment Agreement also provides that, upon the Company's termination of the employee without "cause", as defined therein, the Company will continue to pay the employee his base salary and certain benefits until the earlier to occur of (i) the last day of the term of the agreement, (ii) the expiration of twelve (12) months after the effective date of termination, (iii) the date upon which the employee becomes employed on a full-time basis, or (iv) the date on which the employee violates certain non-competition and non-disclosure provisions of the agreement.

    In May 2000, the Company entered into a two year Employment Agreement with Thomas J. Amrhein, pursuant to which Mr. Amrhein was employed as the President and General Manager of Steven Myers & Associates, Inc., a wholly-owned subsidiary of the Company. The Employment Agreement provides for a base salary of $240,000 and eligibility to receive an incentive bonus of up to $200,000, based upon achieving certain financial results of both the Company and Steven Myers & Associates, Inc. The Employment Agreement also provides that, upon the Company's termination of the employee without "cause", as defined therein, the Company will continue to pay the employee his base salary and certain benefits until the earlier to occur of (i) the last day of the term of the agreement,
(ii) the expiration of twelve (12) months after the effective date of termination, (iii) the date upon which the employee becomes employed on a full-time basis, or (iv) the date on which the employee violates certain non-competition and non-disclosure provisions of the agreement.

Compensation Committee Interlocks and Insider Participation

    During the fiscal year ended December 31, 1999, the members of the Compensation Committee were J. Christopher Lewis and James Mellor, both of whom were non-employee directors of the Company. Neither of the members of the Compensation Committee was, at any time during fiscal 1999 or at any other time, an officer or employee of the Company. There are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

Interests of Certain Persons in Matter to be Acted Upon

    Subject to certain limitations imposed by Section 423(b) of the Code, all employees of the Company and its subsidiaries, other than persons employed on a part-time (less than twenty (20) hours per week) or temporary basis, are eligible to participate in the Amended Plan and purchase shares of the Company's Common Stock under the Plan. As of September 18, 2000, Thomas J. Amrhein is the only executive officer of the Company who has participated in the Plan since the beginning of the Company's last fiscal year. No directors of the Company have participated in the Plan.


                                  By Order of the Board of Directors

                                  /s/ Michael N. Okada

                                  Michael N. Okada,
                                  Secretary

Newport Beach, California
October 3, 2000

                                                                       Exhibit A


                             AMENDED AND RESTATED
                         EMPLOYEE STOCK PURCHASE PLAN


    Emergent Information Technologies, Inc., a California corporation (the "Company"), originally adopted an Employee Stock Purchase Plan effective as of March 1, 1999, and amended the plan effective as of July 1, 1999. This Amended and Restated Employee Stock Purchase Plan (the "Plan") is effective as of November 1, 2000.

                                   ARTICLE 1
                              PURPOSE OF THE PLAN
                              -------------------

     1.1  Purpose.  The Company has determined that it is in its best interest
          -------
to provide incentives to attract and retain employees and to increase employee morale by providing a program through which employees of the Company, and the Company's subsidiaries as the Company's Board of Directors (the "Board of Directors") may from time to time designate (each a "Designated Subsidiary," and collectively, "Designated Subsidiaries"), may acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company ("Company Stock"). The Plan is hereby established by the Company to permit employees to subscribe for, and purchase directly from the Company, shares of the Company Stock at a discount from the market price and to pay the purchase price in installments by payroll deductions. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Accordingly, the provisions of the Plan shall be administered, interpreted, and construed in a matter consistent with the requirements of that section of the Code. The Plan is not intended to be an employee benefit plan under the Employee Retirement Income Security Act of 1974, and therefore is not required to comply with that Act.

                                   ARTICLE 2
                                  DEFINITIONS
                                  -----------

     2.1  Compensation. "Compensation" means wages, tips, overtime pay, bonuses,
          ------------
commissions, and other Compensation reported on Form W-2. Compensation shall include any amounts contributed by the Employer pursuant to a salary reduction agreement that is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(e)(3), 402(g)(3), 402(h)(1)(B), 403(b), 414(h)(2), or 457(b). Compensation excludes the sum of all of the following items, even if otherwise includible in gross income: (i) reimbursements or other expense allowances; (ii) cash and noncash fringe benefits; (iii) moving expenses; (iv) deferred compensation; and (v) welfare benefits.

     2.2  Eligibility Date.  "Eligibility Date" means ninety (90) calendar days
          ----------------
from an Employee's initial date of employment with the Company or any of its Designated Subsidiaries.

     2.3  Employee. "Employee" means each person currently employed by the
          --------
Company or any of its Designated Subsidiaries, any portion of whose income is subject to withholding of income tax or for whom Social Security retirement contributions are made by the Company or any Designated Subsidiary and excluding any persons employed by the Company or any Designated Subsidiary on a part-time (less than 20 hours per week) or temporary basis.

     2.4  Enrollment Date.  "Enrollment Date" means the first day of each
          ---------------
Offering Period (January 1 and July 1) under the Plan. However, for the first Offering Period, the Enrollment Date shall be July 1, 1999 and shall extend through July 31, 1999.

     2.5  Five Percent (5%) Owner.  "5% Owner" means an Employee who,
          -----------------------
immediately after the grant of any rights under the Plan, would own Company Stock or hold outstanding options to purchase Company Stock possessing five percent (5%) or more of the total combined voting power of all classes of stock of the Company. For purposes of this Section, the ownership attribution rules of Code Section 425(d) shall apply.

     2.6  Offering Period.  "Offering Period" means the six-month periods from
          ---------------
January 1 through June 30 and July 1 through December 31 of each Plan Year. The first Offering Period shall commence on July 1, 1999 and shall end December 31, 1999.

     2.7  Participant.  "Participant" means an Employee who has satisfied the
          -----------
eligibility requirements of Section 3.1 and has become a participant in the Plan in accordance with Section 3.2.

     2.8  Plan Year.  "Plan Year" means the twelve consecutive month period
          ---------
ending on the last day of December.

     2.9  Purchase Date.  "Purchase Date" means the last day of each Offering
          -------------
Period (June 30 or December 31).

                                   ARTICLE 3
                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------

     3.1  Eligibility.  Subject to limitations imposed by Section 423(b) of the
          -----------
Code, each Employee of the Company or any Designated Subsidiary may become a Participant in the Plan on the Enrollment Date coincident with or next following the Eligibility Date.

     3.2  Participation.  An Employee who has satisfied the eligibility
          -------------
requirements of Section 3.1 may become a Participant in the Plan upon his completion and delivery to the Company's stock purchase coordinator, as designated by the Company, of an election notice form provided by the Company (the "Election Notice Form") authorizing payroll deductions. Payroll deductions for a Participant shall commence on the Enrollment Date coincident with or next following the filing of the Participant's Election Notice Form and shall remain in effect until revoked by the Participant by the filing of a notice of withdrawal from the Plan under Article 8 or by the filing of a new Election Notice Form providing for a change in the Participant's payroll deduction rate in accordance with Section 5.

     3.3  Special Rules.  Under no circumstances shall:
          -------------

          (a) A 5% Owner be granted a right to purchase Company Stock under the Plan;

          (b) A Participant be entitled to purchase Company Stock under the Plan which, when aggregated with all other employee stock purchase plans of the Company, exceed an amount equal to the Aggregate Maximum. "Aggregate Maximum" means an amount equal to $21,250 worth of Company Stock (determined using the fair market value of such Company Stock at each applicable Enrollment Date) during each calendar year; or

          (c) The number of shares of Company Stock purchasable by a Participant on any Purchase Date exceed 5,000 shares, subject to periodic adjustments under Section 10.4.

                                   ARTICLE 4
                                OFFERING PERIOD
                                ---------------

     The initial grant of the right to purchase Company Stock under the Plan shall occur on July 1, 1999 and terminate on December 31, 1999. Thereafter, the Plan shall provide for Offering Periods commencing on each Enrollment Date and terminating on the next following Purchase Date.

                                   ARTICLE 5
                               PAYROLL DEDUCTIONS
                               ------------------

     5.1  Participant Election.  Upon completion of the Election Notice Form,
          --------------------
each Participant shall designate the amount of payroll deductions to be made from his or her paycheck to purchase Company Stock under the Plan. The amount of payroll deductions shall be designated in whole percentages of Compensation, not to exceed 15%. The amount so designated upon the Election Notice Form shall be effective as of the next payroll period and shall continue until terminated or altered in accordance with Section 5.2 below.

     5.2  Changes in Election.  A Participant may terminate participation in
          -------------------
the Plan at any time prior to the close of an Offering Period as provided in
Article 8. A Participant may increase or decrease the rate of payroll deductions once during each Offering Period by completing and delivering to the Company's stock purchase coordinator a new Election Notice Form setting forth the desired change. A Participant may also terminate payroll deductions and have accumulated deductions for the Offering Period applied to the purchase of Company Stock as of the next Purchase Date by completing and delivering to the stock purchase coordinator a new Election Notice Form setting forth the desired change. Any change under this Section shall become effective on the next payroll period (to the extent practical under the Company's payroll practices) following the delivery of the new Election Notice Form.

     5.3  Participant Accounts.  The Company shall establish and maintain a
          --------------------
separate account ("Account") for each Participant. The amount of each Participant's payroll deductions shall be credited to his or her Account. No interest will be paid or allowed on amounts credited to a Participant's Account. All payroll deductions received by the Company under the Plan are general corporate assets of the Company and may be used by the Company for any corporate purpose. The Company is not obligated to segregate such payroll deductions.

                                   ARTICLE 6
                            GRANT OF PURCHASE RIGHTS
                            ------------------------

     6.1  Right to Purchase Shares.  On each Purchase Date, each Participant
          ------------------------
shall have the right to purchase at the price determined under Section 6.2 that number of shares (including fractional shares) of Company Stock that can be purchased or issued by the Company based upon that price with the amounts held in his or her Account, subject to the limits set forth in Section 3.3. In the event that there are amounts held in a Participant's Account that are not used to purchase Company Stock, such amounts shall remain in the Participant's Account and shall be eligible to purchase Company Stock in any subsequent Offering Period.

     6.2  Purchase Price.  The purchase price for any Offering Period shall be
          --------------
the lesser of:

          (a) 85% of the Fair Market Value of Company Stock on the Enrollment Date; or

          (b)  85% of the Fair Market Value of Company Stock on the Purchase
     Date.

     6.3  Fair Market Value.  "Fair Market Value" shall be determined as
          -----------------
follows:

          (a) If the Company Stock is then listed or admitted to trading on the NASDAQ National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the NASDAQ National Market or principal stock exchange on which the Company Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Company Stock on the NASDAQ National Market or such exchange on the next preceding day on which a sale occurred.

          (b) If the Company Stock is not then listed or admitted to trading on the NASDAQ National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Company Stock in the over-the-counter market on the date of valuation.

          (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator (see
     Section 7.2) in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

                                   ARTICLE 7
                               PURCHASE OF STOCK
                               -----------------

     7.1  Purchase of Company Stock.  A Participant who does not, prior to a
          -------------------------
Purchase Date, notify the Company that such Participant does not want to purchase any shares of Company Stock pursuant to the Plan or that such Participant wants to purchase fewer than the maximum number of shares available for purchase, shall be deemed to elect to purchase the maximum number of shares of Company Stock (including fractional shares) purchasable with the amounts held in such Participant's Account, at the purchase price determined under Section
6.2 above and, on each Purchase Date, the Plan shall purchase such shares on behalf of such Participant. In the event that there are amounts held in a Participant's Account that are not used to purchase Company Stock, all such amounts shall be held in the Participant's Account and carried forward to the next Offering Period. The Board or a Committee may, in its discretion, limit the purchase of Company Stock to only whole shares and not fractional shares.

     7.2  Delivery of Company Stock.
          -------------------------

          (a) Company Stock acquired under the Plan shall be issued directly to a contract administrator ("Administrator") engaged by the Company to administer the Plan under Article 9. All Company Stock so issued ("Plan Held Stock") shall be held in the name of the Administrator for the benefit of the Plan. The Administrator shall maintain accounts for the benefit of the Participants that shall reflect each Participant's interest in the Plan Held Stock. Such accounts shall reflect the number of shares of Company Stock (including fractional shares) that are being held by the Administrator for the benefit of each Participant.

          (b) For share withdrawals, only whole shares of Company Stock will be issued to a Participant. The time of issuance and delivery of shares may be postponed for such period as may be necessary to comply with the registration requirements under the Securities Act of 1933, as amended, the listing requirements of any securities exchange on which the Company Stock may then be listed, or the requirements under other laws or regulations applicable to the issuance or sale of such shares. A payment will be made to a Participant for any fractional shares of Company Stock owned by the Participant. This payment shall be computed using the Fair Market

     Value of a share of Company Stock on the date the withdrawal is processed by the Company's stock purchase coordinator. For shares of Company Stock sold by a Participant from his or her account maintained by the Administrator, the Participant shall receive credit for all whole and fractional shares at the actual price for which the shares were sold.

                                   ARTICLE 8
                                   WITHDRAWAL
                                   ----------

     8.1  In Service Withdrawal.  At any time prior to the Purchase Date of an
          ---------------------
Offering Period, a Participant may withdraw the amounts held in his or her Account by executing and delivering to the Company's stock purchase coordinator written notice of withdrawal on the form provided by the Company. In such a case, the entire balance of the Participant's Account shall be paid to the Participant, without interest, as soon as is practicable. Upon such notification, the Participant shall cease to participate in the Plan for the remainder of the Offering Period in which the notice is given. An Employee who has withdrawn under this Section 8.1 at least thirty (30) days prior to the Purchase Date of an Offering Period shall be excluded from participation in the Plan for the remainder of the Offering Period, but may then be reinstated as a participant for a subsequent Offering Period by executing and delivering a new Election Notice Form to the Company's stock purchase coordinator. An Employee who has withdrawn under this Section 8.1 less than thirty (30) days prior to the Purchase Date of an Offering Period shall be excluded from participation in the Plan for the remainder of the Offering Period and for one (1) subsequent Offering Period, but may thereafter be reinstated as a participant for a subsequent Offering Period by executing and delivering a new Election Notice Form to the Company's stock purchase coordinator.

     8.2  Termination of Employment.
          -------------------------

          (a) In the event that a Participant's employment with the Company terminates for any reason, the Participant shall cease to participate in the Plan on the date of termination. As soon as is practical following the date of termination, the entire balance of the Participant's Account shall be paid to the Participant or his beneficiary, without interest.

          (b) A Participant may file a written designation of a beneficiary who is to receive any shares of Company Stock purchased under the Plan or any cash from the Participant's Account in the event of his or her death subsequent to a Purchase Date, but prior to delivery of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of his death prior to a Purchase Date under paragraph
     (a) above.

          (c) Any beneficiary designation under paragraph (b) above may be changed by the Participant at any time by written notice. In the event of the death of a Participant, the Committee (see Section 9.1) may rely upon the most recent beneficiary designation it has on file as being the appropriate beneficiary. In the event of the death of a Participant where no valid beneficiary designation exists or the beneficiary has predeceased the Participant, the Committee shall deliver any cash or shares of Company Stock to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Committee, the Committee, in its sole discretion, may deliver such shares of Company Stock or cash to the spouse or any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

                                   ARTICLE 9
                              PLAN ADMINISTRATION
                              -------------------

     9.1  Plan Administration.
          -------------------

          (a) Authority to control and manage the operation and administration of the Plan shall be vested in the Board of Directors (the "Board") for the Company, or a committee ("Committee") thereof. The Board or Committee shall have all powers necessary to supervise the administration of the Plan and control its operations.

          (b) In addition to any powers and authority conferred on the Board or Committee elsewhere in the Plan or by law, the Board or the Committee shall have the following powers and authority:

               (i) To designate agents to carry out responsibilities relating to the Plan;

               (ii) To administer, interpret, construe and apply this Plan and to answer all questions which may arise or which may be raised under this Plan by a Participant, his beneficiary or any other person whatsoever;

               (iii) To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and

               (iv) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient for the operation of the Plan.

          (c) Any action taken in good faith by the Board or Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his beneficiaries. All discretionary powers conferred upon the Board shall be absolute.

     9.2  Limitation on Liability.  No Employee of the Company or member of the
          -----------------------
Board or Committee shall be subject to any liability with respect to his duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any other Employee of the Company with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of the person's conduct in the performance of his duties under the Plan.

                                  ARTICLE 10
                                 COMPANY STOCK
                                 -------------

     10.1  Limitations on Purchase of Shares.  The maximum number of shares of
           ---------------------------------
Company Stock that shall be made available for sale under the Plan shall be 750,000 shares, subject to adjustment under Section 10.4 below. The shares of Company Stock to be sold to Participants under the Plan will be issued by the Company. If the total number of shares of Company Stock that would otherwise be issuable pursuant to rights granted pursuant to Section 6.1 of the Plan at the Purchase Date exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as uniform and equitable manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares to each participant affected thereby and any unused payroll deductions shall be returned to such participant if necessary.

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

     10.2  Voting Company Stock.  The Participant will have no interest or
           --------------------
voting right in shares to be purchased under Section 6.1 of the Plan until such shares have been purchased.

     10.3  Registration of Company Stock.  Shares to be delivered to a
           -----------------------------
Participant under the Plan will be registered in the name of the Participant unless designated otherwise by the Participant.

     10.4  Changes in Capitalization of the Company.  Subject to any required
           ----------------------------------------
action by the shareholders of the Company, the number of shares of Company Stock covered by each right under the Plan which has not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but have not yet been placed under rights or which have been returned to the Plan upon the cancellation of a right, as well as the Purchase Price per share of Company Stock covered by each right under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board of Directors for the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Stock subject to any right granted hereunder.

     10.5  Merger of Company.  In the event that the Company at any time
           -----------------
proposes to merge into, consolidate with or enter into any other reorganization pursuant to which the Company is not the surviving entity (including the sale of substantially all of its assets or a "reverse" merger in which the Company is the surviving entity), then, to the extent permitted by applicable law: (i) any surviving corporation shall assume the rights theretofore granted or substitute for such rights new rights covering the shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and prices, or (ii) the Plan and the rights theretofore granted shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue the Plan, or to substitute similar options for those under the Plan, then the Board of Directors or its committee shall cause written notice of the proposed action to be given to the persons holding rights not less than 10 days prior to the anticipated effective date of the proposed transaction and, concurrent with the effective date of the proposed transaction, such rights shall be exercised automatically in accordance with Section 7.1 as if such effective date were a Purchase Date of the applicable Offering Period unless a Participant withdraws from the Plan as provided in Section 8.1.

                                  ARTICLE 11
                                 MISCELLANEOUS
                                 -------------

     11.1  Amendment and Termination.  The Plan shall terminate on December 31,
           -------------------------
2008. Since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Upon termination of the Plan, all benefits shall become payable immediately. Notwithstanding the foregoing, no such amendment or termination shall affect rights previously granted, nor may an amendment make any change in any right previously granted which adversely affects the rights of any Participant. In addition, no amendment may be made without prior approval of the shareholders of the Company if such amendment would:

           (a) Increase the number of shares of Company Stock that may be issued under the Plan;

           (b) Materially modify the requirements as to eligibility for participation in the Plan; or

           (c) Materially increase the benefits that accrue to Participants under the Plan.

     11.2  Shareholder Approval.  Continuance of the Plan and the effectiveness
           --------------------
of any right granted hereunder shall be subject to approval by the shareholders of the Company, within twelve months before or after the date the Plan is adopted by the Board.

     11.3  Benefits Not Alienable.  Benefits under the Plan may not be assigned
           ----------------------
or alienated, whether voluntarily or involuntarily. Any attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with
Article 8.

     11.4  No Enlargement of Employee Rights.  This Plan is strictly a voluntary
           ---------------------------------
undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall be deemed to give the right to any Employee to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time.

     11.5  Governing Law.  To the extent not preempted by Federal law, all legal
           -------------
questions pertaining to the Plan shall be determined in accordance with the laws of the State of California.

     11.6  Non-business Days.  When any act under the Plan is required to be
           -----------------
performed on a day that falls on a Saturday, Sunday or legal holiday, that act shall be performed on the next succeeding day which is not a Saturday, Sunday or legal holiday. Notwithstanding the above, Fair Market Value shall be determined in accordance with Section 6.3.

     11.7  Compliance With Securities Laws.  Notwithstanding any provision of
           -------------------------------
the Plan, the Committee shall administer the Plan in such a way to ensure that the Plan at all times complies with any requirements of Federal Securities Laws.

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